                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 2, 1999
                              MC INFORMATICS, INC.
             (Exact name of registrant as specified in its charter)





           California                      0-21819                94-3165144
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer)
 incorporation or organization)                              Identification No.)




          8840 Warner Ave.
        Fountain Valley, CA                                          92708
(Address of principal executive offices)                          (Zip Code)






       [Registrant's telephone number, including area code: (714) 375-4510

Item 2. Acquisition or Disposition of Assets.

              On March 2, 1999, HealthDesk Corporation (the "Registrant"), consummated the sale to Patient Infosystems, Inc. ("PATI") of substantially all of Registrant's assets, including all of the Registrant's intellectual property rights and inventories, certain office equipment and packaged software, and assumed certain liabilities pursuant to an Asset Purchase Agreement. In exchange, PATI delivered to the Registrant (i) $500,000 representing payment for the Registrant's online operations as well as substantially all of its intellectual property rights and inventories, (ii) $115,040 representing payment for certain office equipment, and (iii) $11,238 representing payment for certain packaged software programs.

              On March 2, 1999, the Registrant acquired all of the stock (the "Acquisition") of MC Informatics, Inc. ("MCIF") pursuant to an Agreement and Plan of Reorganization, dated as of August 18,1998, (the "Plan of Reorganization"), by and among the Registrant, MC Acquisition Corporation, a wholly-owned subsidiary of the Registrant, MCIF and certain shareholders of MCIF. In connection with the Acquisition, the Registrant changed its name from HealthDesk Corporation to MC Informatics, Inc.

              As consideration for the Acquisition, the Registrant issued 5,645,230 shares of its common stock for all of the outstanding stock of MCIF. The transaction will be accounted for utilizing the purchase method of accounting. In addition, in connection with the Acquisition, the Registrant converted all of the outstanding Series B preferred stock into 2,525,000 shares of common stock.

              As a result of the foregoing transactions, the Registrant is now a healthcare consulting firm that provides a wide range of information technology consulting and strategic and operations management consulting services to a broad cross-section of healthcare industry participants and healthcare information vendors. The Registrant uses its in-depth institutional knowledge and nationally deployed group of experienced consultants to help clients plan and execute business strategies.

         John Pappajohn, a director of the Registrant since 1993 and a holder of approximately 27.7% of the Registrant's outstanding stock, is the sole owner of Equity Dynamics, the firm that assisted the Registrant's management in conducting the search for possible acquirers of the registrant's assets. Mr. Pappajohn is also a member of the Board of Directors of PATI and holds, in the aggregate, approximately 19% of PATI's outstanding stock. Mr. Pappajohn joined PATI's Board of Directors in 1995. Mr. Joseph R. Dunham, a director of the Registrant, is a senior Vice President of Equity Dynamics.

         Edgewater Private Equity Fund L.P., the holder of approximately 25.0% of the Registrant's outstanding stock, is also the holder of approximately 12% of PATI's stock.

              The descriptions of the Asset Purchase Agreement described herein are qualified in its entirety by reference to the copy of the Asset Purchase Agreement which was filed as an exhibit to a report on Form 8-K filed on October 6, 1998, and which are incorporated herein by reference.

              The descriptions of the Plan of Reorganization described herein are qualified in their entirety by reference to the Plan of Reorganization which was filed as an exhibit to a report on Form 8-K filed on October 6, 1998 and which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

A.       Financial Statements of the Business Acquired

        It is impractical to provide the required financial information at this time. The required financial information for the business acquired will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

B.       Pro Forma Financial Information.

                                       1
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        It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

C.       Exhibits


          Exhibit 2.1 - Agreement and Plan of Reorganization by and among HealthDesk Corporation, MC Acquisition Corporation, MC Informatics, Inc. and certain shareholders of MC Informatics, Inc., dated August 18, 1998, is incorporated herein by reference to the Form 8-K filed on October 6, 1998.


          Exhibit 2.2 - Amendment to Agreement and Plan of Reorganization dated February 10, 1999.


         Exhibit 2.3 - Asset Purchase Agreement by and among Patient Infosystems Acquisition Corp., Patient Infosystems, Inc. and HealthDesk Corp. is hereby incorporated herein, by reference to the Form 8-K filed on October 6, 1998.


          Exhibit 2.4 - Amendment to Asset Purchase Agreement dated December 1, 1998.


          Exhibit 2.5 - Second Amendment to Asset Purchase Agreement February 1, 1999.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MC Informatics, Inc.




March 16, 1999                                 By:  /s/ Jeffrey L. Pollard
                                                    ----------------------
                                                    Jeffrey L. Pollard,
                                                    Chief Financial Officer

                             AMENDMENT TO AGREEMENT
                           AND PLAN OF REORGANIZATION


         This AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is entered into this ___ day of February, 1999, by and among HealthDesk Corporation, a California corporation ("HealthDesk"), MC Acquisition Corporation, a California corporation and wholly-owned subsidiary of HealthDesk ("Sub"), MC Informatics, Inc., a California Corporation ("MCI") and the shareholders of MCI specified on the execution page hereof (the "Principal Shareholders").

                                    RECITALS

         A. On August 18, 1998, the parties entered into a written agreement (the "Agreement and Plan of Reorganization") pursuant to which Sub shall be merged with and into MCI, with MCI the surviving corporation (the "Merger").

         B. Section 12.2 of the Agreement and Plan of Reorganization provides that HealthDesk or MCI may terminate said agreement if the Merger is not concluded by December 31, 1998.

         C. Even though the parties have diligently attempted to consummate the Merger within the time contemplated by the Agreement and Plan of Reorganization, they were unable to do so. However, neither HealthDesk nor MCI wishes to terminate said agreement and each of the parties intends and desires to promptly consummate the Merger pursuant to the provisions of the Agreement and Plan of Reorganization.

         D. The parties therefore wish to modify the Agreement and Plan of Reorganization to extend the period of time in which the Merger may be consummated.

         NOW, THEREFORE, in reliance on the foregoing recitals and in and for the consideration and mutual covenants set forth herein, the parties agree as follows:

1.  Reference to Agreement and Modification

         The parties refer to the Agreement and Plan of Reorganization described in the foregoing Recitals and, in particular, the provisions of Section 12.2 thereof. The parties hereby agree that the Agreement and Plan of Reorganization at Section 12.2 is modified to read as follows:

                  "12.2 Failure to Fulfill Conditions. Either HealthDesk or MCI may terminate this Agreement if the Merger has not been consummated by March 31, 1999 (provided that the right to terminate this Agreement under this Section 12.2 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date). Any termination of this Agreement under this Section 12.2 shall be effective by the delivery of notice of the terminating party to the other parties hereto."



Page 1
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2.  Confirmation of Agreement

         In all other respects the Agreement and Plan of Reorganization is confirmed in its entirety.

3.   Counterparts

         This agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.




         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

HEALTHDESK CORPORATION                       MC INFORMATICS, INC.


By:                                          By:
    ---------------------------                 ----------------------------

Title:                                       Title:
    ---------------------------                 ----------------------------


MC ACQUISITION CORPORATION                   PRINCIPAL SHAREHOLDERS:




By:
    ---------------------------              -------------------------------
                                             Bill Childs

Title:
    ---------------------------              -------------------------------
                                             Garfield Thompson


Page2

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS AMENDMENT TO ASSET PURCHASE AGREEMENT, effective as of December 1, 1998, by and among PATIENT INFOSYSTEMS ACQUISITION CORP., a Delaware corporation ("Buyer"); PATIENT INFOSYSTEMS, INC., a Delaware corporation ("Parent"); and HEALTHDESK CORPORATION, a California corporation ("Seller").

                                    RECITALS:

         WHEREAS, the parties are parties to an Asset Purchase Agreement, dated as of September 29, 1998 (the "Agreement"; capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, substantially all of the assets and properties used in the Business;

         WHEREAS, the parties desire to amend the Agreement to extend the closing date and termination dates, all as more fully set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. Article 3 of the Agreement is amended to change the reference to "November 30, 1998" in the last sentence to "January 31, 1999."

         2. Section 16.2 of the Agreement is amended to change each reference to "November 30, 1998" therein to "January 31, 1999."

         3. Except as specifically amended by and/or inconsistent with this Amendment, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references to the Agreement in any document or instrument shall hereafter be deemed to refer to the Agreement as amended by this Amendment.

         4. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement and shall become effective when one or more counterparts have been executed by each of the parties and delivered to the others.

         5. This Amendment shall be governed by the laws of the State of New
York.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year set forth above.

                                           PATIENT INFOSYSTEMS
                                           ACQUISITION CORP.


                                           By: ___________________________
                                           Name:
                                           Title:


                                           PATIENT INFOSYSTEMS, INC.


                                           By: __________________________
                                           Name:
                                           Title:


                                           HEALTHDESK CORPORATION


                                           By: __________________________
                                           Name:
                                           Title:

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

         THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT, effective as of February 1, 1999, by and among PATIENT INFOSYSTEMS ACQUISITION CORP., a Delaware corporation ("Buyer"); PATIENT INFOSYSTEMS, INC., a Delaware corporation ("Parent"); and HEALTHDESK CORPORATION, a California corporation ("Seller").

                                    RECITALS:

         WHEREAS, the parties are parties to an Asset Purchase Agreement, dated as of September 29, 1998, as amended by First Amendment to Asset Purchase Agreement, effective as of December 1, 1998 (the Asset Purchase Agreement, as so amended, the "Agreement"; capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to purchase from Seller, substantially all of the assets and properties used in the Business;

         WHEREAS, the parties desire to further amend the Agreement to extend the closing date and termination dates, all as more fully set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

         1. Article 3 of the Agreement is amended to change the reference to "January 31, 1999" in the last sentence to "March 15, 1999."

         2. Section 16.2 of the Agreement is amended to change each reference to "January 31, 1999" therein to "March 15, 1999."

         3. Except as specifically amended by and/or inconsistent with this Second Amendment, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references to the Agreement in any document or instrument shall hereafter be deemed to refer to the Agreement as amended by this Second Amendment.

         4. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement and shall become effective when one or more counterparts have been executed by each of the parties and delivered to the others.

         5. This Second Amendment shall be governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date and year set forth above.

                                          PATIENT INFOSYSTEMS
                                          ACQUISITION CORP.


                                          By: ___________________________
                                          Name:
                                          Title:


                                          PATIENT INFOSYSTEMS, INC.


                                          By: __________________________
                                          Name:
                                          Title:


                                          HEALTHDESK CORPORATION


                                          By: __________________________
                                          Name:
                                          Title: